Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

Angel Oak UltraShort Income Fund
Class A | Class C | Institutional Class

Supplement to the
Prospectus
dated March 31, 2018

a series of Angel Oak Funds Trust

May 7, 2018

Effective immediately, Angel Oak Capital Advisors, LLC (the “Adviser”) has voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement of the Angel Oak UltraShort Income Fund to 0.25% of its average daily net assets.
Effective immediately, the following is added as the fourth paragraph of the section entitled “Management of the Fund” beginning on page 15 of the Prospectus:

Effective May 4, 2018, the Adviser also has voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the Fund’s average daily net assets. This voluntary waiver is in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time.

Please retain this Supplement with your Prospectus for future reference.